Contract #:   412008

                                 SERVICE AGREEMENT
                              FOR RATE SCHEDULE SS-1


                  This Service Agreement, made and entered into this 15th day of November, 1996, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and CONNECTICUT NATURAL GAS CORPORATION (herein called "Customer," whether one or more),

                               W I T N E S S E T H:

                  WHEREAS, Customer is a customer of Algonquin Gas Transmission Company ("Algonquin"); and

                  WHEREAS, Algonquin is a customer of Pipeline under certain of Pipeline's rate schedules and related service agreements; and

                  WHEREAS, pursuant to the Federal Energy Regulatory Commission's ("Commission") order issued on July 8, 1994, in Docket Nos. RP93-14-000, et al., and 18 C.F.R. Section 284.242, Algonquin is assigning on a permanent basis certain of its firm service entitlements on Pipeline to certain of Algonquin's direct customers; and

                  WHEREAS, Customer's capacity entilements on Pipeline pursuant to this Service Agreement are a result of Algonquin's permanent assignment to Customer as described above; and

                  WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to reflect such permanent assignment from Algonquin to Customer;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                     ARTICLE I

                                SCOPE OF AGREEMENT

                  Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule SS-1, Pipeline agrees to provide firm service for Customer under Rate Schedule SS-1 and to receive and store for Customer's account quantities of natural gas up to the following quantity:

                        Maximum Daily Injection Quantity (MDIQ) 74 dth Maximum Storage Quantity (MSQ) 14,490 dth

                  Pipeline agrees to withdraw from storage for Customer, at Customer's request, quantities of gas up to Customer's Maximum Daily Withdrawal Quantity (MDWQ) of 207 dekatherms, or such lesser quantity as determined pursuant to Rate Schedule SS-1, from Customer's Storage Inventory, plus Applicable Shrinkage, and to deliver for Customer's account such quantities. Pipeline's obligation to withdraw gas on any day is governed by the provisions of Rate Schedule SS-1, including but not limited to Section 6.



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


                                    ARTICLE II

                                 TERM OF AGREEMENT

                  The term of this Service Agreement shall commence on September 1, 1994 and shall continue in force and effect until October 31, 2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to
      Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

                  THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

                  In the event there is gas in storage for Customer's account on April 30 of the year of termination of this Service Agreement, this Service Agreement shall continue in force and effect for the sole purpose of withdrawal and delivery of said gas to Customer for an additional one-hundred and twenty (120) days.

                                    ARTICLE III

                                   RATE SCHEDULE

                  This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule SS-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

                  Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate




                                                  2                 412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


      Schedule SS-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

                  Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule SS-1, (b) Pipeline's Rate Schedule SS-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule SS-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDIQ, MSQ and MDWQ specified in Arti-cle I, to change the term of the service agreement as specified in
      Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                    ARTICLE IV

                   POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

                  The natural gas received by Pipeline for Customer's account for storage injection pursuant to this Service Agreement shall be those quantities scheduled for delivery pursuant to Service Agreements between Pipeline and Customer under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 which specify as a Point of Delivery the "SS-1 Storage Point". For purposes of billing of Usage Charges under Rate Schedules CDS, FT-1, SCT, PTI or IT-1, deliveries under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 for injection into storage scheduled directly to the "SS-1 Storage Point" shall be deemed to have been delivered 60% in Market Zone 2 and 40% in Market Zone 3. In addition, at Customer's request any positive or negative variance between scheduled deliveries and actual deliveries on any day at Customer's Points of Delivery under Rate Schedules CDS, FT-1, SCT, or IT-1 shall be deemed for billing purposes delivered at the Point of Delivery and shall be injected into or withdrawn from storage for Customer's account. In addition to accepting gas for storage injection at the SS-1 Storage Point, Pipeline will accept gas tendered at points of interconnection between Pipeline and third party facilities at Oakford and Leidy Storage Fields provided that such receipt does not result in Customer tendering aggregate quantities for storage in excess of the Customer MDIQ.

                  The Point(s) of Delivery at which Pipeline shall deliver gas shall be specified in Exhibit A of the executed service agreement.


                                                  3
                                                                     412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


                  Exhibit A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                     ARTICLE V

                                      QUALITY

                  All natural gas tendered to Pipeline for Customer's account shall conform and be subject to the provisions of Section 5 of the General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.

                                    ARTICLE VI

                                     ADDRESSES

                  Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

                  (a) Pipeline:     Texas Eastern Transmission Corporation
                                    5400 Westheimer Court
                                    Houston, Texas  77056-5310

                  (b) Customer:     CONNECTICUT NATURAL GAS CORPORATION
                                    P.O. BOX 1500
                                    100 Columbus Boulevard
                                    Hartford, CT  06144

      or such other address as either party shall designate by formal written notice.











                                                  4
                                                                  412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


                                    ARTICLE VII

                                    ASSIGNMENTS

                  Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.


                                   ARTICLE VIII

                                  INTERPRETATION

                  The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

                  This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.














                                                  5
                                                                412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


                                    ARTICLE IX

                         CANCELLATION OF PRIOR CONTRACT(S)

                  This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:


                        NONE











































                                                  6
                                                                    412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


                  IN WITNESS WHEREOF, the Parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents, or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                    TEXAS EASTERN TRANSMISSION CORPORATION



                                    By  Robert B. Evans
                                       -------------------------------
                                                Vice President


      ATTEST:


      Robert W. Reed
      --------------------------
      Corporate Secretary


                                    CONNECTICUT NATURAL GAS CORPORATION



                                    By Edna M. Karanian
                                       -----------------------------



      ATTEST:



      R. L. Babcock
      ----------------------------














                                                  7
                                                                  412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)

                                                                                                               Contract #: 412008

                                          EXHIBIT A, POINT(S) OF DELIVERY, DATED _________,
                                          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE SS-1
                                   BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline") AND
                                CONNECTICUT NATURAL GAS CORPORATION ("Customer"), DATED ___________:


                                    Maximum Daily
                                    Delivery                             Measurement
   Point of                         Obligation    Delivery Pressure      Responsi-
   Delivery         Description     ----------       Obligation          bilities        Owner   Operator
   ----------       -----------                   -----------------      -----------     -----   -------------
   1. 71078     Algonquin-Hanover    207 dth      As requested by               TE       TE      Algonquin Gas
                Morris Co., NJ                    Customer, not to                               Transmission
                                                  exceed 750 psig
   2. 79823     AGT-Connecticut      0 dth        N/A                         N/A        N/A     N/A
                Natural for
                nomination purposes

   provided, however that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligations under this and all other Firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:


             Point of                              Aggregate Maximum
             Delivery                      Daily Delivery Obligation
           ------------                   ----------------------------

                   No. 1                            31,626 dth


   SIGNED FOR IDENTIFICATION:


         A-1                                                           412008



                                    SERVICE AGREEMENT
                                        FOR RATE SCHEDULE SS-1
                                              (Continued)


   PIPELINE:

   CUSTOMER:

   SUPERSEDES EXHIBIT A DATED

































       A-2                                                       412008